UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 8, 2005
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                        UNITED TENNESSEE BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Tennessee                  0-23551                     62-1710108
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(State or Other Jurisdiction of    (Commission              (I.R.S. Employer
Incorporation or Organization)     File Number)           Identification Number)


170 W. Broadway, Newport, Tennessee                           37821-0249
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (423)623-6088

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.1. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting   material  pursuant  to  Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (b)


     In a Form 8-K filed with the Securities and Exchange Commission on November 14, 2005, United Tennessee Bankshares, Inc. ("UTBI") reported that its financial statements did not correctly record the expense associated with the repurchase of its common stock from employees and directors for the years ended December 31, 2003 and 2004 and the interim periods ended March 31, 2005 and June 30, 2005. On November 8, 2005, UTBI had received verbal notification from its independent registered accounting firm Pugh & Company, P.C. that UTBI's financial statements contained in its annual reports on Form 10KSB for the years ended December 31, 2003 and 2004 and the quarterly reports on Form 10QSB for the quarters ended March 31, 2005 and June 30, 2005 must be restated to correct the recording of expense associated with the repurchase of its common stock from employees and directors for the affected periods.

     Management and the audit committee have discussed with the independent registered public accounting firm the matters disclosed in this filing pursuant to this Item 4.02(b).


     UTBI has consistently applied APB Opinion No. 25 in accounting for its 1999 Stock Option Plan. When stock options were issued, the amount of the options and the exercise price was fixed, and the exercise price was in excess of the fair market value of the stock on the date granted. Accordingly, UTBI did not record any compensation cost when the stock options were issued. In 2003, 2004 and 2005, stock options were exercised by employees and directors and the stock was immediately repurchased by United Tennessee Bankshares, Inc. UTBI had previously repurchased stock using its Stock Option Plan Trust to provide for the shares needed when the options were exercised. The cost of these repurchased shares was recorded in a contra-equity account called "Stock Option Plan Contra Account" which reduced shareholders' equity. When the options were exercised and the stock repurchased in 2003, 2004 and 2005, the cost basis of the shares was adjusted in the Stock Option Plan Contra Account. After further research of APB Opinion No. 25 and related interpretation FIN 44, management has determined that the amount of cash paid to employees and directors should have been charged to expense, net of any statutory federal or state tax withholding and payroll taxes paid from the proceeds.

     As a result, net income previously reported was overstated by the following approximate amounts for the following periods:


         Year Ended December 31, 2003; between $325,000 and $350,000
         Year Ended December 31, 2004; between $275,000 and $300,000
         Three Month Period Ended March 31, 2005; between $50,000 and $75,000 Six Month Period Ended June 30, 2005; between $75,000 and $100,000


     Total shareholders' equity will not be affected by the restatement for the amounts shown above. The restatements will change components within shareholders' equity such as retained earnings, stock option plan contra account and common stock, but the total for shareholders' equity will remain at the amounts previously reported.


     UTBI intends to restate its previously issued financial statements for the years ended December 31, 2003 and 2004 and the quarters ended March 31, 2005 and June 30, 2005 by filing an amended Form 10KSB for the year ended December 31, 2004 and amended Form 10QSB's for the quarters ended March 31, 2005 and June 30, 2005.

     Attached as an exhibit to this amended Current Report on Form 8-K/A is a letter from the independent registered public accounting firm confirming its agreement with the statements made by UTBI in response to Item 4.02 in its Form 8-K.

Item 9.01 Financial Statements and Exhibits.

         (d)  Exhibit 99.1 - Letter from Pugh & Company, P.C.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED TENNESSEE BANKSHARES, INC.

Dated:   November 22, 2005              By:/s/ Richard G. Harwood
                                        -------------------------------------
                                        Richard G. Harwood
                                        President and Chief Executive Officer
                                        (Duly Authorized Representative)

                                                                   EXHIBIT 99.1


                               [Firm Letterhead]

November 22, 2005

To:  Securities and Exchange Commission

Re:  Pugh & Company, P.C.
     Form 8-K/A
     Filed November 21, 2005

Dear Sirs:

     We have reviewed the disclosure made by United Tennessee Bankshares, Inc., in its amended Form 8-K/A filed November 22, 2005 and we agree with the statements made by United Tennessee Bankshares, Inc., therein.

/s/ Pugh & Company, P.C.

Pugh & Company, P.C.